Gabelli Capital Asset Fund

A Portfolio of Gabelli Capital Series Funds, Inc.

SUMMARY PROSPECTUS April 30, 2015

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and SAI and other information about the Fund online at www.gabelli.com. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com. The Fund’s Prospectus and SAI, both dated April 30, 2015, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Gabelli Capital Asset Fund’s (the “Fund”) primary goal is to seek growth of capital. The Fund’s secondary goal is to produce current income.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Fee and expense information does not reflect separate account or variable insurance contract fees and charges. If such fees and charges were reflected, fees and expenses would be higher than those shown.

Shareholder Fees

    (fees paid directly from your investment):

There are no Shareholder Fees.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%
Other Expenses	0.15%

Total Annual Fund Operating Expenses	1.15%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 in the Fund for the time periods shown and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$117	$365	$633	$1,398

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

New Agreement

On February 11, 2015, the Board of Directors (the “Board”) of the Company approved a new investment advisory agreement between the Company, on behalf of the Fund, and Gabelli Funds, LLC, (“Gabelli Funds”) subject to shareholder approval. On April 30, 2015, shareholders approved the new investment advisory agreement with Gabelli

Funds to be effective on May 1, 2015 (the “New Agreement”). In addition, shareholders approved the election of Directors to serve on the Company’s Board. Under the current arrangement and the new arrangement, Gabelli Funds is the investment adviser to the Fund. However, currently Guardian Investor Services, LLC (“GIS”) serves as manager to the Fund under a management agreement and that arrangement will terminate as of May 1, 2015.

Until the close of business on April 30, 2015, the Fund has a management agreement with GIS pursuant to which GIS supervises the performance of administrative and professional services provided to the Fund by others, including Gabelli Funds for an annual fee of 1.00% of the Fund’s average daily net assets. There is also an investment advisory agreement between the Company, on behalf of the Fund, GIS, and Gabelli Funds, whereby Gabelli Funds serves as the investment adviser and administrator to the Fund. For its services, Gabelli Funds is paid by GIS, out of its 1.00% fee, a fee of 0.75% of the Fund’s average daily net assets.

Under the New Agreement, Gabelli Funds will, in addition to its investment advisory services, oversee all of the Fund’s third party service providers. The advisory fee under the New Agreement will be 0.75% of the Fund’s average daily net assets. In addition, the Fund will put into place a shareholder servicing agreement with The Guardian Insurance & Annuity Company, Inc. (“GIAC”), an affiliate of GIS, whereby GIAC will provide various administrative services, including maintenance of books and records, determinations and reconciliations with respect to Fund purchase and redemption orders, and telephone support for contract owners with respect to inquiries about the Fund as well as provide information to Gabelli Funds with respect to relevant insurance laws, regulations and related matters and IRS regulations with respect to variable contracts, for 0.25% of the Fund’s average daily net assets. The total expenses paid by the Fund are not expected to increase as a result of this change.

Principal Investment Strategies

The Fund invests primarily in equity securities of companies (common stock, preferred stock, and securities that may be converted at a later time into common stock) that are selling in the public market at a significant discount to their “private market value.” Private market value is the value that Gabelli Funds, LLC, (the “Adviser”), the Fund’s investment adviser, believes informed investors would be willing to pay for a company. The Adviser considers factors such as price, earnings expectations, earnings and price histories, balance sheet characteristics, and perceived management skills. The Adviser also considers changes in economic and political outlooks as well as individual corporate developments. The Fund may invest in companies of any size and from time to time may invest primarily in companies with large, medium, or small market capitalizations. The Adviser will sell any Fund investments that lose their perceived value when compared with other investment alternatives.

Holders of equity securities only have rights to value in the issuer after all issuer debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty. The Fund may also buy warrants, which are rights to purchase securities at a specified time at a specified price.

The Fund may also use the following techniques as principal investment strategies:

•

Corporate Reorganizations.  Subject to the diversification requirements of its investment restrictions, the Fund may invest up to 35% of its total assets in securities for which a tender or exchange offer has been made or announced and in the securities of companies for which a merger, consolidation, liquidation, or similar reorganization proposal has been announced. The Adviser will only invest in such securities if it is likely that the amount of capital appreciation will be significantly greater than the added expenses of buying and selling securities on a short term basis. The 35% limitation does not apply to the securities of companies that may be involved in simply consummating an approved or agreed upon merger, acquisition, consolidation, liquidation, or reorganization.

•	Foreign Securities. The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers.

Principal Risks

You May Want to Invest in the Fund if:

•	you are a long term investor
•	you seek both growth of capital and some current income
•	you believe that the market will favor value over growth stocks over the long term
•	you wish to include a value strategy as a portion of your overall investments

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Your investment in the Fund is not guaranteed; you may lose money by investing in the Fund. When you sell Fund shares, they may be worth less than what you paid for them.

The principal risks of investing in the Fund are:

•

Convertible Securities Risk.  Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock.

•	Credit Quality Risk. Lower rated convertible securities are subject to greater credit risk, greater price volatility, and a greater risk of loss than investment grade securities.

•

Equity Risk.  Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances.

•

Foreign Securities Risk.  Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs.

•

Interest Rate Risk, Maturity Risk, and Credit Risk.  Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. It is likely that there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant. The magnitude of the increase or decline will often be greater for longer term debt securities than shorter term debt securities. It is also possible that the issuer of a debt security will not be able to make interest and principal payments when due.

•

Issuer-Specific Risk.  The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The Fund could lose all of its investment in a company’s securities.

•

Large-Capitalization Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Management Risk. If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline.

•	Market Risk. The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

•

Merger Risk.  In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, liquidation, or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case the Fund would lose money. It is also possible that the Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case the Fund may not realize any premium on its investment and could lose money if the value of the securities declines during the Fund’s holding period.

•

Small and Mid-Capitalization Risk.  Risk is greater for the securities of small and mid-capitalization companies (including small unseasoned companies that have been in operation less than three years) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for one year, five years, and ten years compared with those of a broad based securities market index. As with all mutual funds, the Fund’s past performance does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

GABELLI CAPITAL ASSET FUND

(Total Returns for the Years Ended December 31)

Performance information does not reflect separate account or variable insurance contract fees and charges. If such fees and charges were reflected, the Fund’s returns would be lower than those shown. During the periods shown in the bar chart, the highest return for a quarter was 22.29% (quarter ended June 30, 2009), and the lowest return for a quarter was (24.28)% (quarter ended December 31, 2008).

Average Annual Total Returns (for the years ended December 31, 2014)	Past One Year	Past Five Years	Past Ten Years
Gabelli Capital Asset Fund	0.56%	16.02%	8.64%
Standard & Poor’s (“S&P”) 500 Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	7.67%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	12.56%	15.63%	7.94%

Management

The Manager.  Guardian Investor Services LLC supervises the performance of administrative and professional services provided to the Fund by others.

The Adviser.  Gabelli Funds, LLC serves as the Adviser to the Fund.

The Portfolio Manager.  Mr. Mario J. Gabelli, CFA, Chairman, Chief Investment Officer — Value Portfolios of the Adviser has served as Portfolio Manager of the Fund since its inception on May 1, 1995.

Purchase and Sale of Fund Shares

You may invest in the Fund only by purchasing certain variable annuity and variable insurance contracts (“Contracts”) issued by various insurance companies (“Insurance Companies”). The Fund continuously offers its shares to the Insurance Companies’ separate accounts at the net asset value per share (“NAV”) next determined after a proper purchase request has been received by the Insurance Companies. The Insurance Companies then offer to owners of the Contracts (“Contractowners”) units in separate accounts which directly correspond to shares in the Fund. The Insurance Companies submit purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions, and surrender or partial withdrawal requests which are furnished to the Insurance Companies by such Contractowners. The Fund redeems shares from the Insurance Companies’ separate accounts at the NAV next determined after receipt of a redemption order from the Insurance Companies.

Because the Fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, the Fund is dependent on the rights, ability, and willingness of these participating insurance companies to limit frequent trading in Fund shares.

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long term capital gains to shareholders who are holding the shares in a taxable account. Distributions made by the Fund to an insurance company separate account, and exchanges and redemptions of Fund shares made by a separate account, ordinarily do not cause the corresponding contract owners to recognize income or gain for federal income tax purposes. For more information, turn to “Dividends, Distributions, and Taxes.”

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471 2015